Note 3 - Investment in Contracts with Insurance Company	12 Months Ended
Dec. 31, 2025
EBP 95-3520374 001 [Member]
Notes to Financial Statements
EBP, Fully Benefit-Responsive Investment Contract [Text Block]

NOTE 3 - INVESTMENT IN CONTRACTS WITH INSURANCE COMPANY

At December 31, 2025 and 2024, the Plan has an investment in a fully benefit-responsive Group Annuity contract with Principal Life Insurance Company (Principal; Issuer) which is reported at contract value in the statements of net assets available for benefits. Under the terms of the contract, the contributions are maintained in a general account. The account is credited with earnings on the underlying investments and charged for participant withdrawals and administrative expenses. Contract value, which totaled $822,452and $1,068,584at December 31, 2025 and 2024, respectively, represents contributions made under the contract, plus earnings, less participant withdrawals and administrative expenses. Participants may ordinarily direct the withdrawal or transfer of all or a portion of their investment at contract value.

The guaranteed investment contract issuer is contractually obligated to repay the principal and a specified interest rate that is guaranteed to the Plan. There are no reserves against contract value for credit risk of the contract issuer or otherwise.

Certain events limit the ability of the Plan to transact at contract value with the issuer. Such events include the following: (1) amendments to the Plan documents (including complete or partial plan termination or merger with another plan), (2) changes to the Plan's prohibition on competing investment options or deletion of equity wash provisions, (3) bankruptcy of the Plan Sponsor or other Plan Sponsor events (for example, divestitures or spin-offs of a subsidiary) that cause a significant withdrawal from the Plan, or (4) the failure of the trust to qualify for exemption from federal income taxes or any required prohibited transaction exemption under Employee Retirement Income Security Act of 1974. In the event that the Plan Sponsor terminates the contract without providing at least 12 months’ notice the contract payout would be subject to a 5% termination fee. The plan administrator does not believe that the occurrence of any other such contract value events, which would limit the Plan's ability to transact at contract value with participants, is probable. The guaranteed investment contract does not permit the insurance company to terminate the agreement prior to the scheduled maturity date. An employer-initiated transfer that exceeds 10% of the value of the contract is subject to a 5% surrender charge.

The crediting interest rate of the contract is based on a formula agreed upon with the issuer, as defined in the contract agreement, but cannot be less than zero. Such interest rates are reviewed and reset on semi-annual basis. The key factors that influence future interest crediting rates could include the following: the level of market interest rates; the amount and timing of participant contributions, transfers and withdrawals into/out of the contracts; and the duration of the underlying investments backing the contract.

The crediting rate is based on a formula established by the contract issuer but may not be less than 1% or greater than 3%.

At December 31, 2025 and 2024 the Plan had an investment in Paid-Up Deferred Annuities purchased through Principal Pension Builder (Principal; Issuer) which is reported at contract value in the statements of net assets available for benefits. This investment option allows participants to purchase deferred income annuities. The contract value for this investment totaled $2,734 and $2,062 at December 31 2025 and 2024, respectively.